                                                                     EXHIBIT 4.3



                      LEXINGTON CORPORATE PROPERTIES TRUST,

                                    AS ISSUER



                            THE CHASE MANHATTAN BANK,


                                   AS TRUSTEE




                                    [FORM OF]


                                    INDENTURE






                         Dated as of [October __, 2001]


                  8.5% Senior Subordinated Debentures due 2009
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                               TABLE OF CONTENTS

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ARTICLE I. DEFINITIONS AND INCORPORATION BY REFERENCE.................................................................      1

           Section 1.1         Definitions............................................................................      1
           Section 1.2         Other Definitions......................................................................      8
           Section 1.3         Incorporation by Reference of Trust Indenture Act......................................      8
           Section 1.4         Rules of Construction..................................................................      8

ARTICLE II. THE SECURITIES............................................................................................      9

           Section 2.1         Description of the Securities; Form and Dating.........................................      9
           Section 2.2         Execution and Authentication...........................................................      9
           Section 2.3         Registrar and Paying Agent.............................................................     10
           Section 2.4         Paying Agent to Hold Money in Trust....................................................     10
           Section 2.5         Securityholder Lists...................................................................     11
           Section 2.6         Transfer and Exchange..................................................................     11
           Section 2.7         Mutilated, Destroyed, Lost and Stolen Securities.......................................     11
           Section 2.8         Outstanding Securities.................................................................     12
           Section 2.9         Treasury Securities....................................................................     12
           Section 2.10        Temporary Securities...................................................................     13
           Section 2.11        Cancellation...........................................................................     13
           Section 2.12        Defaulted Interest.....................................................................     13
           Section 2.13        CUSIP Numbers..........................................................................     13

ARTICLE III. REDEMPTION...............................................................................................     14

           Section 3.1         Prepayment; Optional Redemption........................................................     14
           Section 3.2         Mandatory Redemption...................................................................     14
           Section 3.3         Notice to Trustee......................................................................     14
           Section 3.4         Redemption Date........................................................................     14
           Section 3.5         Notice of Redemption...................................................................     14
           Section 3.6         Effect of Notice of Redemption.........................................................     15
           Section 3.7         Deposit of Redemption Price............................................................     16
           Section 3.8         Securities Redeemed in Part............................................................     16
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ARTICLE IV. COVENANTS; SUBORDINATION..................................................................................     16

           Section 4.1         Payment of Principal and Interest......................................................     16
           Section 4.2         Reports................................................................................     16
           Section 4.3         Compliance Certificate.................................................................     16
           Section 4.4         Corporate Existence....................................................................     16
           Section 4.5         Maintenance of Office or Agency........................................................     17
           Section 4.6         Securities Subordinate to Senior Indebtedness..........................................     17
           Section 4.7         Payment Over of Proceeds Upon Dissolution, Etc.........................................     17
           Section 4.8         No Payment When Senior Indebtedness in Default.........................................     18
           Section 4.9         Payment Permitted If No Default........................................................     19
           Section 4.10        Subrogation to Rights of Holders of Senior Indebtedness................................     19
           Section 4.11        Provisions Solely to Define Relative Rights............................................     20
           Section 4.12        Trustee to Effectuate Subordination....................................................     20
           Section 4.13        No Waiver of Subordination Provisions..................................................     20
           Section 4.14        Notice to Trustee......................................................................     21
           Section 4.15        Reliance on Judicial Order or Certificate of Liquidating Agent.........................     21
           Section 4.16        Trustee Not Fiduciary for Holders of Senior Indebtedness...............................     22
           Section 4.17        Rights of Trustee as Holder of Senior Indebtedness; Preservation
                               of Trustee's Rights....................................................................     22
           Section 4.18        Article IV Applicable to Paying Agents.................................................     22
           Section 4.19        Discharge of this Article IV...........................................................     22

ARTICLE V. SUCCESSORS.................................................................................................     22

           Section 5.1         Merger, Consolidation or Sale..........................................................     22
           Section 5.2         Successor Person Substituted...........................................................     23

ARTICLE VI. DEFAULTS AND REMEDIES.....................................................................................     23

           Section 6.1         Events of Default......................................................................     23
           Section 6.2         Acceleration of Maturity; Rescission and Annulment.....................................     24
           Section 6.3         Collection of Indebtedness and Suits for Enforcement by Trustee........................     25
           Section 6.4         Trustee May File Proofs of Claim.......................................................     25
           Section 6.5         Trustee May Enforce Claims Without Possession of the Securities........................     26
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           Section 6.6         Application of Money Collected.........................................................     26
           Section 6.7         Limitation on Suits....................................................................     27
           Section 6.8         Unconditional Right of Securityholders to Receive Principal and
                               Interest...............................................................................     27
           Section 6.9         Restoration of Rights and Remedies.....................................................     27
           Section 6.10        Rights and Remedies Cumulative.........................................................     27
           Section 6.11        Delay or Omission Not Waiver...........................................................     27
           Section 6.12        Control by Securityholders.............................................................     28
           Section 6.13        Waiver of Past Defaults................................................................     28
           Section 6.14        Undertaking for Costs..................................................................     28

ARTICLE VII. TRUSTEE..................................................................................................     29

           Section 7.1         Duties of Trustee......................................................................     29
           Section 7.2         Rights of Trustee......................................................................     30
           Section 7.3         Individual Rights of Trustee...........................................................     31
           Section 7.4         Trustee's Disclaimer...................................................................     31
           Section 7.5         Notice of Defaults.....................................................................     31
           Section 7.6         Reports by Trustee to Securityholders..................................................     32
           Section 7.7         Compensation and Indemnity.............................................................     32
           Section 7.8         Replacement of Trustee.................................................................     33
           Section 7.9         Successor Trustee by Merger, etc.......................................................     34
           Section 7.10        Eligibility; Disqualification..........................................................     34
           Section 7.11        Preferential Collection of Claims Against Company......................................     34
           Section 7.12        Paying Agents..........................................................................     34

ARTICLE VIII. SATISFACTION AND DISCHARGE; DEFEASANCE..................................................................     34

           Section 8.1         Satisfaction and Discharge of Indenture................................................     34
           Section 8.2         Application of Trust Funds; Indemnification............................................     36
           Section 8.3         Legal Defeasance of the Securities.....................................................     36
           Section 8.4         Covenant Defeasance....................................................................     38
           Section 8.5         Repayment to Company...................................................................     39
           Section 8.6         Reinstatement..........................................................................     39
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ARTICLE IX. AMENDMENTS AND SUPPLEMENTS................................................................................     39

           Section 9.1         Without Consent of Securityholders.....................................................     39
           Section 9.2         With Consent of Securityholders........................................................     40
           Section 9.3         Limitations............................................................................     40
           Section 9.4         Compliance with Trust Indenture Act....................................................     41
           Section 9.5         Revocation and Effect of Consents......................................................     41
           Section 9.6         Notation on or Exchange of Securities..................................................     42
           Section 9.7         Trustee Protected......................................................................     42

ARTICLE X. MISCELLANEOUS..............................................................................................     42

           Section 10.1        Trust Indenture Act Controls...........................................................     42
           Section 10.2        Notices................................................................................     42
           Section 10.3        Communication by Securityholders with Other Securityholders............................     43
           Section 10.4        Certificate and Opinion as to Conditions Precedent.....................................     43
           Section 10.5        Statements Required in Certificate or Opinion..........................................     43
           Section 10.6        Rules by Trustee and Agents............................................................     44
           Section 10.7        Legal Holidays.........................................................................     44
           Section 10.8        No Recourse Against Others.............................................................     44
           Section 10.9        Counterparts...........................................................................     44
           Section 10.10       Governing Laws.........................................................................     45
           Section 10.11       No Adverse Interpretation of Other Agreements..........................................     45
           Section 10.12       Successors.............................................................................     45
           Section 10.13       Severability...........................................................................     45
           Section 10.14       Table of Contents, Headings, Etc.......................................................     45
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                                    INDENTURE

         Indenture, dated as of [October __, 2001] (the "Indenture"), by and between Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (the "Company"), and The Chase Manhattan Bank, a New York banking corporation, as Trustee (the "Trustee").

         Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Securityholders issued under this Indenture.


                                   ARTICLE I.
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         Section 1.1    Definitions.

         "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary of the Company, or is merged into or consolidated with any Person, or which is assumed in connection with an Asset Acquisition and not incurred in connection with or in contemplation or anticipation of such event, provided that Indebtedness of such Person which is redeemed, defeased (including the deposit of funds in a valid trust for the exclusive benefit of Securityholders and the trustee thereof, sufficient to repay such Indebtedness in accordance with its terms), retired or otherwise repaid at the time of or immediately upon consummation of the transactions by which such Person becomes a Subsidiary or such Asset Acquisition shall not be Acquired Indebtedness.

         "Administrative Agent" means any agent of a Person acting on behalf of trustee with respect to any Indebtedness of the Company.

         "Affiliate" means any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company. For purposes of this definition, the term "control" means the power to direct the management and policies of a Person, directly or through one or more intermediaries, whether through the ownership of voting Securities, by contract, or otherwise; provided that a beneficial owner of 10% or more of the total Voting Stock of a Person, either directly or indirectly, shall for such purposes be deemed to constitute control.

         "Agent" means any Registrar, Paying Agent or Service Agent.

         "Asset Acquisition" means (i) an investment by the Company or any of its Subsidiaries in any other Person pursuant to which such Person shall become a Subsidiary or shall be merged or consolidated into or with the Company or any of its Subsidiaries or (ii) an acquisition by the Company or any of its Subsidiaries from any other Person that constitutes all or substantially all of a division or line of business, or one or more real estate properties, of such Person.

         "Bankruptcy Law" means title 11 of the U.S. Code or any similar Federal or State law for the relief of debtors.

         "Board" means (i) with respect to any corporation, the board of directors of such corporation or any committee of the board of directors of such corporation authorized, with respect to any particular matter, to exercise the power of the board of directors of such corporation, (ii) with respect to any partnership, any partner (including, without limitation, in the case of any partner that is a corporation, the board of directors of such corporation or any authorized committee thereof) with the authority to cause the partnership to act with respect to the matter at issue, (iii) in the case of a trust, any trustee or board of trustees with the authority to cause the trust to act with respect to the matter at issue, (iv) in the case of a limited liability company (an "LLC"), the managing member, management committee or other Person or group with the authority to cause the LLC to act with respect to the matter at issue, and
(v) with respect to any other entity, the Person or group exercising functions similar to a board of directors of a corporation.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary or equivalent authorized person of the Company to have been duly adopted by the Board or pursuant to authorization by the Board and to be in full force and effect on the date of the certificate (and delivered to the Trustee, if appropriate).

         "Business Day" means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York, New York are authorized or obligated by law or executive order to close.

         "Capital Stock" means, with respect to any Person, any and all shares, interests, participations, or other equivalents (however designated, whether voting or non-voting), including partnership interests, whether general or limited, in the equity of such Person, whether outstanding on the Closing Date or issued thereafter, including, without limitation, all Common Stock, Preferred Stock and Units.

         "Capitalized Lease" means, as applied to any Person, any lease of any property (whether real, personal or mixed) of which the discounted present value of the rental obligations of such Person as lessee, in conformity with GAAP, is required to be capitalized on the balance sheet of such Person.

         "Capitalized Lease Obligations" means, with respect to any Person, the discounted present value of the rental obligations under a Capitalized Lease as reflected on the balance sheet of such Person in accordance with GAAP.

         "Closing Date" means ________________, 2001.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Common Stock" means, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated, whether voting or non-voting), which have no preference on liquidation or with respect to distributions over any other class of Capital Stock, including partnership interests, whether general or limited, of such Person's equity, whether outstanding on the Closing Date or issued thereafter, including, without limitation, all series and classes of common stock.

         "Company" means Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust, and all of its Subsidiaries, unless otherwise expressly stated or the context otherwise requires, until a successor shall have become such pursuant to the applicable provisions of this Indenture, and thereafter means such successor.

         "Company Order" means a written order signed in the name of the Company by two Officers, one of whom must be the Company's principal executive officer, principal financial officer or principal accounting officer, and delivered to the Trustee.

         "Company Request" means a written request signed in the name of the Company by its Chairman of the Board, a President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Consolidated" or "consolidated" means, with respect to any Person, the consolidation of the accounts of the Subsidiaries of such Person with those of such Person; provided that (i) "consolidation" will not include consolidation of the accounts of any other Person other than a Subsidiary of such Person with such Person and (ii) "consolidation" will include consolidation of the accounts of any Subsidiary, whether or not such consolidation would be required or permitted under GAAP (it being understood that the accounts of such Person's Subsidiaries shall be consolidated only to the extent of such Person's proportionate interest therein). The terms "consolidated" and "consolidating" have correlative meanings to the foregoing.

         "Consolidation" means the merger of the Net Partnerships into the Company or one or more of its Subsidiaries.

         "Corporate Trust Office" means the office of the Trustee at which any particular time its corporate trust business shall be principally administered, which office at the date of this Indenture is located at 450 West 33rd Street, New York, New York 10001.

         "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

         "Default" means any condition or event that is or after notice or passage of time (other than with respect to payment or performance not due at the time of determination) or both would be an Event of Default.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "GAAP" means generally accepted accounting principles in the United States of America as in effect as of the Closing Date, including, without limitation, those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession in the United States of America.

         "Guarantee" means any obligation, contingent or otherwise, of any Person directly or indirectly guaranteeing any Indebtedness of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services (unless such purchase arrangements are on arm's-length terms and are entered into in the ordinary course of business), to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "Guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "Guarantee" used as a verb has a corresponding meaning.

         "Incur" or "incur" means, with respect to any Indebtedness, to incur (by conversion, exchange or otherwise), create, issue, assume, Guarantee or otherwise become liable for or with respect to (including as a result of an acquisition), or become responsible for, the payment of, contingently or otherwise, such Indebtedness (including Acquired Indebtedness); provided that neither the accrual of interest nor the accretion of original issue discount shall be considered an Incurrence of Indebtedness.

         "Indebtedness" of any Person means, without duplication, (i) all liabilities and obligations, secured or unsecured, contingent or otherwise, of such Person, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) evidenced by bonds, notes, debentures or similar instruments, (c) representing the balance deferred and unpaid of the purchase price of any property or services, except those incurred in the ordinary course of its business that would constitute ordinarily a trade payable to trade creditors,
(d) evidenced by bankers' acceptances, (e) for the payment of money relating to a Capitalized Lease Obligation, or (f) evidenced by a letter of credit or a reimbursement obligation of such Person with respect to any letter of credit;
(ii) all net obligations of such Person under Interest Swap and Hedging Obligations; and (iii) all liabilities and obligations of others of the kind described in the preceding clause (i) or (ii) that such Person has guaranteed or that is otherwise its legal liability or which are secured by any assets or property of such Person.

         "Indenture" means this Indenture as amended or supplemented from time to time and shall include the form and terms of the Securities established as contemplated hereunder,

         "Interest Payment Date" means the stated due date of an installment of interest on the Securities.

         "Interest Swap and Hedging Obligation" means any obligation of any Person pursuant to any interest rate swaps, caps, collars and similar arrangements providing protection against fluctuations in interest rates. For purposes of this Indenture, the amount of such obligations shall be the amount determined in respect thereof as of the end of the then most recently ended fiscal quarter of such Person, based on the assumption that such obligation had terminated at the end of such fiscal quarter, and in making such determination, if any agreement relating to such obligation provides for the netting of amounts payable by and to such Person thereunder or if any such agreement provides for the simultaneous payment of amounts by and to such Person, then in each such case, the amount of such obligations shall be the net amount so determined, plus any premium due upon default by such Person.

         "Limited Partner" means any limited partner of either of the Net Partnerships.

         "Maturity" when used with respect to any Security or installment of principal thereof, means the date on which the principal of such Security or such installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption, notice of option to elect repayment or otherwise.

         "Net Partnerships" means Net 1 L.P., a Delaware limited partnership, and Net 2 L.P., a Delaware limited partnership, collectively.

         "Officer" means the Chairman of the Board, President, any Vice President, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Company.

         "Officers' Certificate" means a certificate signed on behalf of the Company by any two Officers of the Company one of whom must be the principal executive officer, the principal financial officer, the treasurer or the principal accounting officer of the Company.

         "Operating Partnership" means Net 3 Acquisition, L.P., a wholly-owned limited partnership of the Company.

         "Opinion of Counsel" means a written opinion, in form and substance reasonably satisfactory to the Trustee, of legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company.

         "Person" means any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust, REIT, unincorporated organization or government or any agency or political subdivision thereof.

         "Preferred Stock" means, with respect to any Person, any and all shares, interests, participation or other equivalents (however designated, whether voting or non-voting), which have a preference on liquidation or with respect to distributions over any other class of Capital Stock, including preferred partnership interests, whether general or limited and whether outstanding on the Closing Date or issued thereafter, including, without limitation, all series and classes of such Preferred Stock.

         "Property" means a property owned by a Net Partnership prior to the Consolidation.

         "Record Date" means the Record Date specified in the Securities, whether or not such Record Date is a Business Day, which shall be the date 14 calendar days prior to an Interest Payment Date.

         "Redemption Date" when used with respect to any Security to be redeemed, means the date fixed for such redemption pursuant to Article III of this Indenture.

         "Redemption Price" means, with respect to the redemption of any Securities, the sum of the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date, if any.

         "REIT" means a real estate investment trust as defined in Section 856 of the Code.

         "Responsible Officer" means any officer of the Trustee in its Corporate Trust Office with direct responsibility for the administration of this Indenture and also means, with respect to a particular corporate trust matter, any other officer to whom any corporate trust matter is referred because of his or her knowledge of and familiarity with a particular subject.

         "SEC" means the Securities and Exchange Commission.

         "Securityholder" means a Person in whose name a Security is registered.

         "Security" or "Securities" means the senior subordinated debentures of the Company authenticated and delivered under this Indenture.

         "Senior Indebtedness" means the principal of (and premium, if any) and interest (including interest accruing on or after the filing of any petition in bankruptcy or for reorganization relating to the Company, whether or not a claim for post-petition interest is allowed in such proceeding) on any Indebtedness which is not by its terms expressly subordinated to the Securities, provided, however, the following shall not constitute Senior Indebtedness: (A) any Indebtedness owed to a Person when such Person is a Subsidiary of the Company,
(B) any Indebtedness which by the terms of the instrument creating or evidencing the same is not superior in right of payment to the Securities, (C) any Indebtedness Incurred in violation of this Indenture (but, as to any such Indebtedness, no such violation shall be deemed to exist for purposes of this Clause (C) if the holder(s) of such Indebtedness or their representative and the Trustee shall have received an Officers' Certificate to the effect that the incurrence of such Indebtedness does not violate this Indenture) or (D) any Indebtedness which is subordinated in right of payment to any other Indebtedness of the Company.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" of the Company as defined by Regulation S-X promulgated under the Securities Act.

         "Stated Maturity" means (i) with respect to any debt security, the date specified in such debt security as the fixed date on which the final installment of principal of such debt security is due and payable and (ii) with respect to any scheduled installment of principal of or interest on any debt security, the date specified in such debt security as the fixed date on which such installment is due and payable.

         "Subsidiary" means (i) a corporation, partnership, limited liability company, trust, REIT or other entity a majority of the voting power of the voting equity Securities of which are owned, directly or indirectly, by the Company or by one or more subsidiaries of the Company, (ii) a partnership, limited liability company, trust, REIT or other entity not treated as a corporation for federal income tax purposes, a majority of the equity interests of which are owned, directly or indirectly, by the Company or a subsidiary of the Company, or (iii) one or more corporations which, either individually or in the aggregate, would be Significant Subsidiaries (as defined above, except that the investment, asset and equity thresholds for purposes of this definition shall be 5%), the majority of the value of the equity interests of which are owned, directly or indirectly, by the Company or by one or more subsidiaries.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder.

         "Trust Indenture Act" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa77bbbb), as amended from time to time, and as in effect on the date of this Indenture; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "TIA" means, to the extent required by any such amendment, the Trust Indenture Act as amended.

         "Units" means the limited partnership units of the Operating
Partnership.

         "U.S. Government Obligations" means securities which are (i) direct obligations of The United States of America for the payment of which its full faith and credit is pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of The United States of America and the payment of which is unconditionally guaranteed as a full faith and credit obligation by The United States of America, and which in the case of
(i) and (ii) are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank or trust company as custodian with respect to any such U.S. Government Obligation or a specific payment of interest on or principal of any such U.S. Government Obligation held by such custodian for the account of the holder of a depository receipt, provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation evidenced by such depository receipt.

         "Voting Stock" means, with respect to any Person, Capital Stock of any class or kind ordinarily having the power to vote for the election of directors, managers or other voting members of the governing body of such Person.

         Section 1.2    Other Definitions.

                                                    DEFINED IN TERM
                                                        SECTION
      "Event of Default"                                   7.1
      "Legal Holiday"                                     11.7
      "Net Cash Proceeds"                                  3.2
      "Paying Agent"                                       2.3
      "Payment Blockage Period"                            4.8
      "Proceeding"                                         4.7
      "Registrar"                                          2.3
      "Securities Payment"                                 4.7
      "Senior Nonmonetary Default"                         4.8
      "Senior Payment Default"                             4.8
      "Service Agent"                                      2.3

         Section 1.3    Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the Trust Indenture Act, the provision is incorporated by reference in and made a part of this Indenture. The following Trust Indenture Act term used in this Indenture has the following meaning:

         "Obligor" on the Securities means the Company and any successor obligor upon the Securities.

         All other terms used in this Indenture that are defined by the Trust Indenture Act, defined by Trust Indenture Act reference to another statute or defined by SEC rule under the Trust Indenture Act and not otherwise defined herein are used herein as so defined.

         Section 1.4    Rules of Construction.

         Unless the context otherwise requires:

                  (a)   a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

                  (c) references to "GAAP" shall mean GAAP in effect as of the Closing Date;

                  (d)   "or" is not exclusive;

                  (e) words in the singular include the plural, and in the plural include the singular; and

                  (f)   provisions apply to successive events and transactions.

                                   ARTICLE II.
                                 THE SECURITIES

         Section 2.1    Description of the Securities; Form and Dating.

         The Securities shall be issued to the Limited Partners of each Net Partnership who have properly elected to receive them in connection with the Consolidation.. All Securities shall be identical except as may be set forth in a Board Resolution, a supplemental indenture or an Officers' Certificate detailing the adoption of the terms thereof pursuant to the authority granted under a Board Resolution. The Securities shall be expressly subordinated to all Indebtedness of the Company outstanding on the Closing Date and any other Indebtedness of the Company issued in the future which is not, by its terms, expressly subordinated to the Securities. The Securities are senior in right and priority of payment to the Company's Class A Senior Cumulative Convertible Preferred Shares and to all other classes of the Company's Capital Stock currently authorized or authorized in the future. The Securities shall bear interest equal to 8.5% per annum, on a day-to-day basis, based upon a 365 day year and actual days elapsed, from the Closing Date. Interest shall be paid semi-annually in cash in arrears, to the Persons in whose names the Securities are registered on the Record Date.

         The Securities, and the Trustee's certificate of authentication in respect thereof, shall be substantially in the form of Exhibit A hereto, which
Exhibit is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage. The Company shall approve the form of the Securities and any notation, legend or endorsement on them. Any such notations, legends or endorsements not contained in the form of Security attached as Exhibit A hereto shall be delivered in writing to the Trustee. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the form of the Securities shall constitute, and are hereby expressly made, a part of this Indenture and, to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. The Securities may be presented for registration of transfer and exchange at the offices of the Registrar.

         Section 2.2    Execution and Authentication.

         Two Officers, each of which shall have been duly authorized by all requisite corporate actions, shall sign, or one Officer shall sign and one Officer shall attest to, the Securities for the Company by manual or facsimile signature.

         If an Officer whose signature is on a Security no longer holds that office at the time the Security is authenticated, the Security shall nevertheless be valid.

         A Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent appointed by the Trustee. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall at any time, and from time to time, authenticate the Securities for original issue in the principal amount provided in the related Board Resolution, supplemental indenture hereto or Officers' Certificate, upon receipt by the Trustee of a Company Order. Such Company Order may authorize authentication and delivery pursuant to oral or electronic instructions from the Company or its duly authorized agent or agents, which oral instructions shall be promptly confirmed in writing. Each Security shall be dated the date of its authentication unless otherwise provided by a Board Resolution, a supplemental indenture hereto or an Officers' Certificate.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate the Securities. Such an authenticating agent may authenticate the Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

         Section 2.3    Registrar and Paying Agent.

         The Company shall maintain, with respect to the Securities, an office or agency in _________________________, where the Securities may be presented or surrendered for payment ("Paying Agent"), where the Securities may be surrendered for registration of transfer or exchange ("Registrar"), and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served ("Service Agent"). The Registrar shall keep a register with respect to the Securities and to their transfer and exchange. The Company will give prompt written notice to the Trustee of the name and address, and any change in the name or address, of each Registrar, Paying Agent or Service Agent. If at any time the Company shall fail to maintain any such required Registrar, Paying Agent or Service Agent or shall fail to furnish the Trustee with the name and address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

         The Company may also from time to time designate one or more co-registrars, additional paying agents or additional service agents and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligations to maintain a Registrar, Paying Agent and Service Agent as specified in this Section 2.3. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the name or address of any such co-registrar, additional paying agent or additional service agent. The term "Registrar" includes any co-registrar; the term "Paying Agent" includes any additional paying agent; and the term "Service Agent" includes any additional service agent.

         The Company hereby appoints the Trustee the initial Registrar, Paying Agent and Service Agent for the Securities.

         Section 2.4    Paying Agent to Hold Money in Trust.

         The Company shall require each Paying Agent for the Securities other than the Trustee to agree in writing that the Paying Agent will hold in trust, for the benefit of Securityholders, or the Trustee, all money held by the Paying Agent for the payment of principal of or interest on such Securities, and will notify the Trustee of any Default by the Company in making any such payment as specified in Section 7.1(a), (b) or
(c). While any such Default continues and subsequent to the occurrence of any Event of Default, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company or a Subsidiary) shall have no further liability for the money. If the Company or its Subsidiary acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of Securityholders all money, the Securities and investments held by it as Paying Agent.

         Section 2.5    Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders and shall otherwise comply with Section 312(a) of the Trust Indenture Act. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least ten days before each interest payment date and at such other times as the Trustee may request in writing a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Securityholders.

         Section 2.6    Transfer and Exchange.

         Where the Securities are presented to the Registrar or a coregistrar with a request to register a transfer or to exchange them for an equal principal amount of the Securities, the Registrar shall register the transfer or make the exchange if its requirements for such transactions are met. To permit registrations of transfers and exchanges, the Trustee shall authenticate the Securities at the Registrar's request. No service charge shall be made for any registration of transfer or exchange (except as otherwise expressly permitted herein), but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable by the Securityholder in connection therewith (other than any such transfer tax or similar governmental charge payable upon exchanges pursuant to Section 2.10, 3.7 or 9.6).

         Neither the Company nor the Registrar shall be required for the period beginning at the opening of business fifteen Business Days immediately preceding the mailing of a notice of redemption of the Securities selected for redemption and ending at the close of business on the day of such mailing to issue, register the transfer of, or exchange the Securities.

         Section 2.7    Mutilated, Destroyed, Lost and Stolen Securities.

         If any mutilated Security is surrendered to the Registrar or the Trustee, the Company shall execute and issue and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         If there shall be delivered to the Company and the Trustee (i) evidence to their reasonable satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a protected purchaser (as defined in Article 8 of the Uniform Commercial

Code), the Company shall issue and execute and upon its request the Trustee shall authenticate and make available for delivery, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

         In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay to the related Securityholder the principal and interest and any other obligations with respect to such Security.

         Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.8    Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser.

         If the Paying Agent (other than the Company, a Subsidiary or an Affiliate of any thereof) holds, for the benefit of Securityholders, on the Maturity of the Securities, money or other sufficient investments sufficient to pay in full such Securities payable on that date, then on and after that date such Securities cease to be outstanding and interest on them ceases to accrue.

         A Security does not cease to be outstanding because the Company or an Affiliate holds the Security.

         Section 2.9    Treasury Securities.

         In determining whether the Securityholders of the required principal amount of the Securities have concurred in any request, demand, authorization, direction, notice, consent or waiver, the Securities owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only the Securities that a Responsible Officer of the Trustee knows are so owned shall be so disregarded.

         Section 2.10   Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities upon a Company Order. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee upon request shall authenticate definitive Securities and date of maturity in exchange for temporary Securities. Until so exchanged, temporary Securities shall have the same rights under this Indenture as the definitive Securities.

         Section 2.11   Cancellation.

         The Company at any time may deliver the Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee shall cancel all the Securities surrendered for registration of transfer, exchange, payment, replacement or cancellation and shall dispose of such canceled Securities (subject to the record retention requirement of the Exchange Act) in accordance with its customary practices, unless the Company otherwise directs. The Company may not issue new Securities to replace the Securities that it has paid or delivered to the Trustee for cancellation.

         Section 2.12   Defaulted Interest.

         If the Company defaults in a payment of principal of or interest on the Securities, it shall pay interest on overdue principal and overdue installments on interest, plus (to the extent permitted by law) any interest payable on the defaulted interest, pursuant to Section 4.1, to the Persons who are Securityholders on a subsequent special record date, which date shall be at least five days prior to the last payment date. The Company shall fix the record date and payment date. At least 30 days before the record date, the Company shall mail to the Trustee and to each Securityholder a notice that states the record date, the payment date and the amount of interest to be paid. The Company may pay defaulted interest in any other lawful manner.

         Section 2.13   CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if the Company does so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other elements of identification printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any changes in "CUSIP" numbers.

                                  ARTICLE III.
                                   REDEMPTION

         Section 3.1    Prepayment; Optional Redemption.

         The Securities may be prepaid or redeemed, in whole or in part, at any time at the Redemption Price.

         Section 3.2    Mandatory Redemption.

         In the event that the Company (or any Subsidiary), in a transaction which causes the Company to recognize gain for federal income tax purposes, (a) sells or otherwise disposes of any Property owned by any of the Net Partnerships immediately prior to the Consolidation and realizes net cash proceeds in excess of (i) the amount required to repay mortgage Indebtedness (outstanding immediately prior to the Consolidation) secured by such Property or otherwise required to be applied to the reduction of Indebtedness of the Company and (ii) the costs incurred by the Company in connection with such sale or other disposition or (b) refinances (whether at maturity or otherwise) any Indebtedness secured by any Property and realizes net cash proceeds in excess of
(i) the amount of Indebtedness secured by such Property at the time of the Consolidation, calculated prior to any repayment or other reduction in the amount of such Indebtedness in the Consolidation, and (ii) the costs incurred by the Company in connection with such refinancing (in either case, the "Net Cash Proceeds"), the Company shall be required within 90 days of the receipt of the total Net Cash Proceeds to redeem at the Redemption Price an aggregate amount of principal of the Securities which were issued to the Persons who were Limited Partners of such Net Partnerships immediately prior to the Consolidation equal to 80% of such Net Cash Proceeds.

         Section 3.3    Notice to Trustee.

         If the Company elects to redeem the Securities pursuant to Section 3.1 or is required to redeem Securities or any part thereof pursuant to Section 3.2, it shall notify the Trustee of the Redemption Date and the principal amount of the Securities to be redeemed. The Company shall give the notice at least 45 days before the Redemption Date (or such shorter notice as may be acceptable to the Trustee). Any such notice may be canceled at any time prior to notice of such redemption being mailed to any Securityholder and shall thereby be void and of no effect.

         Section 3.4    Redemption Date.

         If the Paying Agent (other than the Company or an Affiliate thereof) holds, on the Redemption Date of any Securities, funds sufficient to pay such Securities, then on and after that date such Securities shall cease to be outstanding and interest on them shall cease to accrue.

         Section 3.5    Notice of Redemption.

         At least 30 days but not more than 60 days before a Redemption Date, the Company shall mail a notice of redemption by first-class mail to each Securityholder.

         The notice shall identify the Securities to be redeemed and shall state:

                  (a)   the Redemption Date;

                  (b)   the Redemption Price;

                  (c)   the name and address of the Paying Agent;

                  (d) that the Securities called for redemption must be surrendered to the Paying Agent to collect the Redemption Price;

                  (e)   the principal amount of the Securities to be redeemed;

                  (f)   that the notice is being sent pursuant to this Section
         3.5 and pursuant to the optional or mandatory redemption provisions of
         Section 3.1 or 3.2, as the case may be;

                  (g) that, unless the Company defaults in paying the Redemption Price, interest on the Securities called for redemption ceases to accrue on and after the Redemption Date;

                  (h) that, if any Security is being redeemed in part, the portion of the principal amount of such Security to be redeemed and that, on and after the Redemption Date, upon surrender of such Security, a new Security or Securities in principal amount equal to the unredeemed portion thereof will be issued upon cancellation of the original Security;

                  (i) that, if any Security contains a CUSIP number as provided in Section 2.13, no representation is being made as to the correctness of the CUSIP number either as printed on the Security or as contained in the notice of redemption and that reliance may be placed only on the other identification numbers printed on the Security; and

                  (j) any other information as may be required by the terms of the Securities being redeemed.

         At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at its expense.

         Section 3.6    Effect of Notice of Redemption.

         Once notice of redemption is mailed or published as provided in Section 3.5, the Securities or the applicable part of such Securities, called for redemption become due and payable on the Redemption Date and at the Redemption Price. A notice of redemption may not be conditional. Upon surrender to the Paying Agent, such Securities shall be paid at the Redemption Price.

         Section 3.7    Deposit of Redemption Price.

         On or before 10:00 a.m., New York City time, on the Redemption Date, the Company shall deposit with the Paying Agent money sufficient to pay the Redemption Price and accrued interest, if any, on all the Securities to be redeemed on that date. The Paying Agent shall promptly return to the Company any money so deposited which is in excess of the amounts required therefor after payment to the Securityholders to be redeemed.

         Section 3.8    Securities Redeemed in Part.

         Upon surrender of a Security that is redeemed in part in connection with a mandatory redemption pursuant to Section 3.2, the Company shall issue and the Trustee shall authenticate for the Holder a new Security of the same Series and the same maturity equal in principal amount to the unredeemed portion of the Security surrendered.

                                   ARTICLE IV.
                            COVENANTS; SUBORDINATION

         The following covenants shall be applicable with respect to the Securities.

         Section 4.1    Payment of Principal and Interest.

         The Company covenants and agrees for the benefit of the Securityholders that it will duly and punctually pay the principal of and interest on the Securities in accordance with the terms of such Securities and this Indenture.

         The Company shall pay interest on overdue principal and overdue interest on the Securities, to the extent permitted by law, at the rate specified in such Securities.

         Section 4.2    Reports.

         The Company shall at all times comply with Trust Indenture Act, Section 314(a).

         Section 4.3    Compliance Certificate.

         The Company shall deliver to the Trustee, within 120 days after the end of its fiscal year, an Officers' Certificate complying with Trust Indenture Act,
Section 314(a)(4). Such Officers' Certificate shall state whether or not such Officers have knowledge of any Default under this Indenture, and if so, specifying each such Default and the nature and status thereof.

         Section 4.4    Corporate Existence.

         The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its existence in accordance with its organizational documents (as the same may be amended from time to time) and the rights (charter and statutory) and franchises of the Company; provided, however, that the Company shall not be required to preserve any such right, franchise or existence if the Board shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries taken as a whole.

         Section 4.5    Maintenance of Office or Agency.

         The Company shall maintain in the Borough of Manhattan, The City of New York, an office or agency where the Securities may be presented or surrendered for payment, where the Securities may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee and the Paying Agent of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee and the Paying Agent, if different, with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 9.2.

         The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, The City of New York, for such purposes. The Company shall give prompt written notice to the Trustee and the Paying Agent, if different, of any such designation or rescission and of any change in the location of any such other office or agency. The Company hereby initially designates the corporate trust office of the Paying Agent as such office.

         Section 4.6    Securities Subordinate to Senior Indebtedness.

         The Company covenants and agrees, and each Securityholder, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in Sections 4.6 to 4.19 (subject to the provisions of Article VIII), the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness.

         Section 4.7    Payment Over of Proceeds Upon Dissolution, Etc.

         In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshaling of assets and liabilities of the Company, then and in any such event specified in (a), (b) or (c) above (each such event, if any, herein sometimes referred to as a "Proceeding"), the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, before the Securityholders are entitled to receive any payment or distribution of any kind or character, whether in cash, property or securities, on account of principal of (or premium, if any) or interest on or other obligations in respect of the

Securities or other Indebtedness of the Company that is pari passu or subordinate in right of payment to the Securities or on account of any purchase or other acquisition of Securities or such other Indebtedness by the Company or any Subsidiary of the Company (all such payments, distributions, purchases and acquisition herein referred to, individually and collectively, as a "Securities Payment"), and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any Securities Payment which may be payable or deliverable in respect of the Securities in any such Proceeding.

         In the event that, notwithstanding the foregoing provisions of this
Section 4.7, the Trustee or any Securityholder shall have received any Securities Payment before all Senior Indebtedness is paid in full or payment thereof has been provided for in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, and if such fact shall, at or prior to the time of such Securities Payment, have been made known to the Trustee by delivery to the Trustee of any notice set forth in Section
4.14 or, as the case may be, such Securityholder, then and in such event such Securities Payment shall be paid over or delivered forthwith by the Trustee (if any notice set forth in Section 4.14 has been delivered to the Trustee) or by the Securityholder to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company (which may be the Administrative Agent) for application to the payment of all Senior Indebtedness remaining unpaid, to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

         For purposes of this Article IV only, the words "any payment or distribution of any kind or character, whether in cash, property or securities" shall not be deemed to include a payment or distribution of stock or securities of the Company provided for by a plan of reorganization or readjustment authorized by an order or decree of a court of competent jurisdiction in a reorganization proceeding under any applicable bankruptcy law or of any other corporation provided for by such plan of reorganization or readjustment which stock or securities are subordinated in right of payment to all then outstanding Senior Indebtedness to substantially the same extent as the Securities are so subordinated as provided in this Article IV.

         Section 4.8    No Payment When Senior Indebtedness in Default.

         In the event that any Senior Payment Default (as defined below) shall have occurred and be continuing, or the maturity of any Senior Indebtedness shall have been accelerated, then no Securities Payment shall be made unless and until such Senior Payment Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Indebtedness shall have been rescinded or annulled. "Senior Payment Default" means any default in the payment of principal of (or premium, if any) or interest on any Senior Indebtedness when due, whether at the Stated Maturity of any such payment or by declaration of acceleration, call for redemption or otherwise.

         In the event that any Senior Nonmonetary Default (as defined below) shall have occurred and be continuing, then, upon the receipt by the Company and the Trustee of written notice of such Senior Nonmonetary Default from parties expressly authorized to provide such notice under the terms of such Senior Indebtedness or, if there is no outstanding Senior Indebtedness, any representative of a holder of Senior Indebtedness, no Securities Payment shall be made during the period (the "Payment Blockage Period") commencing on the date of such receipt of such written notice and ending on the earlier of (i) the date on which such Senior Nonmonetary Default shall have been cured or waived or shall have ceased to exist and any acceleration of Senior Indebtedness shall have been rescinded or annulled or the Senior Indebtedness to which such Senior Nonmonetary Default relates shall have been discharged or (ii) the 179th day after the date of such receipt of such written notice. No more than one Payment Blockage Period may be commenced with respect to the Securities during any 360-day period and there shall be a period of at least 181 consecutive days in each 360-day period when no Payment Blockage Period is in effect. For all purposes of this Section 4.8, no Senior Nonmonetary Default that was known to the holders of Senior Indebtedness to exist or be continuing on the date of commencement of any Payment Blockage Period shall be, or be made, the basis for the commencement of a subsequent Payment Blockage Period by an Administrative Agent unless such Senior Nonmonetary Default shall have been cured for a period of not less than 90 consecutive days. "Senior Nonmonetary Default" means the occurrence or existence and continuance of any event of default, or of any event which, after notice or lapse of time or both, would become an event of default, under the terms of any instrument pursuant to which any Senior Indebtedness is outstanding, permitting (after notice or lapse of time or both) one or more holders of such Senior Indebtedness (or an administrative agent on behalf of the holders thereof) to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise become due and payable, other than a Senior Payment Default.

         Section 4.9    Payment Permitted If No Default.

         Nothing contained in this Article IV or elsewhere in this Indenture or in any of the Securities shall prevent (a) the Company, at any time except during the pendency of any Proceeding referred to in Section 4.7 or under the conditions described in Section 4.8, from making Securities Payments, or (b) the application by the Trustee of any money deposited with it hereunder to Securities Payments or the retention of such Securities Payment by the Holders, if, at the time of such application by the Trustee, it had not received any notice set forth in Section 4.14.

         Section 4.10   Subrogation to Rights of Holders of Senior Indebtedness.

         Subject to the payment in full of all amounts due or to become due on or in respect of Senior Indebtedness, or the provision for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of Senior Indebtedness, the Securityholders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest on the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Securityholders or the Trustee would be entitled except for the provisions of this Article IV, and no payments over pursuant to the provisions of this
Article IV to the holders of Senior Indebtedness by Securityholders or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Securityholders, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

         Section 4.11   Provisions Solely to Define Relative Rights.

         The provisions of this Article IV are and are intended solely for the purpose of defining the relative rights of the Securityholders on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article IV or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Securityholders, the obligation of the Company, which is absolute and unconditional (and which, subject to the rights under this Article IV of the holders of Senior Indebtedness, is intended to rank equally with all other general obligations of the Company), to pay to the Securityholders the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Securityholders and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Securityholders from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article IV of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Securityholder.

         Section 4.12   Trustee to Effectuate Subordination.

         Each Securityholder by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article IV and appoints the Trustee his attorney-in-fact for any and all such purposes.

         Section 4.13   No Waiver of Subordination Provisions.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

         Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Securityholders, without incurring responsibility to the Securityholders and without impairing or releasing the subordination provided in this Article IV or the obligations hereunder of the Securityholders to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and (iv) exercise or refrain from exercising any rights against the Company and any other Person.

         Section 4.14   Notice to Trustee.

         The Company shall give prompt written notice to the Trustee of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this
Article IV or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee, representative or Administrative Agent therefor; and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 8.1, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section 4.14 at least 5 Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it within 5 Business Days prior to such date.

         Subject to the provisions of Section 8.1, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee or Administrative Agent therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this
Article IV, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article IV, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

         Section 4.15 Reliance on Judicial Order or Certificate of Liquidating Agent.

         Upon any payment or distribution of assets of the Company referred to in this Article IV, the Trustee, subject to the provisions of Section 8.1, and the Securityholders shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which a Proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Securityholders, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article IV.

         Section 4.16   Trustee Not Fiduciary for Holders of Senior
Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and it undertakes to perform and observe only such of its covenants and obligations with respect to the Senior Indebtedness as are specifically set forth in this Indenture, and no implied covenants or obligations with respect to the Senior Indebtedness shall be read into this Indenture against the Trustee and the Trustee shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Securityholders or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article IV or otherwise.

         Section 4.17 Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

         The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article IV with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

         Nothing in this Article IV shall apply to claims of, or payments to, the Trustee under or pursuant to Section 8.7.

         Section 4.18   Article IV Applicable to Paying Agents.

         In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article IV shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article IV in addition to or in place of the Trustee; provided, however, that Section 4.17 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

         Section 4.19   Discharge of this Article IV.

         The subordination of the Securities provided by this Article IV is expressly made subject to the provisions set forth in Article IX and, anything herein to the contrary notwithstanding, upon the effectiveness of satisfaction of this Indenture, the Securities then outstanding shall thereupon cease to be subordinated pursuant to this Article IV.

                                   ARTICLE V.
                                   SUCCESSORS

         Section 5.1    Merger, Consolidation or Sale.

         The Company will not merge or consolidate with or into, or sell, lease, convey, transfer or otherwise dispose of all or substantially all of its property and assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions) to any Person or permit any Person to merge or consolidate with or into the Company, unless:

                  (a) either the Company shall be the continuing Person or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or that acquired such property and assets of the Company shall be an entity organized and validly existing under the laws of the United States of America or any state or jurisdiction thereof and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, all of the obligations of the Company on the Securities and under this Indenture;

                  (b) immediately after giving effect, on a pro forma basis, to such transaction, no Default or Event of Default shall have occurred and be continuing; and

                  (c) the Company will have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel stating that such consolidation, merger or transfer and such supplemental indenture complies with such conditions.

         Section 5.2    Successor Person Substituted.

         Upon any consolidation or merger or any transfer of all or substantially all of the assets of the Company, in accordance with Section 5.1, the successor Person formed by such consolidation or into which the Company is merged or to which such transfer is made, shall succeed to, be substituted for, and may exercise every right and power of the Company under this Indenture with the same effect as if such successor Person had been named therein as the Company and the Company shall be released from the obligations under the Securities and this Indenture.

                                   ARTICLE VI.
                              DEFAULTS AND REMEDIES

         Section 6.1    Events of Default.

         "Event of Default," wherever used herein with respect to Securities means any one of the following events:

                  (a) Default for 30 days in the payment of any installment of interest on any Security;

                  (b) Default in the payment of the principal of any Security when due and payable at maturity, redemption, by acceleration or otherwise;

                  (c) Default in the payment of any mandatory redemption of principal on or before the date 90 days after the receipt of the total Net Cash Proceeds from the applicable sale or other disposition or refinancing of a Property giving rise to the obligation to make such redemption pursuant to Section 3.2;

                  (d) Default in the performance of any other covenant or agreement of the Company contained in this Indenture, such default having continued for 60 days after written notice as provided in this Indenture; and

                  (e) an event of bankruptcy, insolvency or reorganization, or court appointment of a receiver, liquidator, assignee or trustee of the Company or any Significant Subsidiary or any of their respective property.

         Section 6.2    Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default under this Indenture occurs and is continuing, then in every such case other than an Event of Default specified in Section 6.1(e), Securityholders will have the following remedies:

                  (a) the rate of interest on the Securities will increase to 10%, provided that if such Event of Default is cured or waived, the rate of interest will be reduced, from the date of such cure or waiver, to 8.5%; and

                  (b) acceleration of Maturity upon vote by Securityholders holding a majority of the principal amount of the Securities outstanding;

         provided, however, that written notice thereof is given to the Company.

         If an Event of Default specified in Section 6.1(e) shall occur, the principal amount of the Securities shall become immediately due and payable.

         At any time after such a declaration of acceleration with respect to the Securities has been made, and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter provided in this
Article VI, the Securityholders of not less than a majority of the principal amount of outstanding the Securities may rescind and annul such declaration and its consequences if:

                  (a) the Company shall have paid or deposited with the Trustee all required payments of the principal of and interest on the Securities, plus all fees, expenses, disbursements and advances of the Trustee and other amounts due the Trustee under Section 7.7; and

                  (b) all Events of Default, other than the non-payment of accelerated principal of (or specified portion thereof) and interest on the Securities, have been cured or waived as provided in Section 6.13.

         The Securityholders of not less than a majority of the principal amount of the outstanding Securities may waive any past Default with respect to such Securities and its consequences, except a Default in the payment of the principal of or interest on any Security, or in respect of a covenant or other provision, contained in this Indenture that cannot be modified or amended without the consent of the Securityholder of each outstanding Security affected thereby.

         Section 6.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

         The Company covenants that if:

                  (a) Default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days; or

                  (b) Default is made in the payment of principal of any Security at the Maturity thereof;

then, the Company will, upon demand of the Trustee, pay to it, for the benefit of the Securityholders, the whole amount then due and payable on such Securities for principal and interest at the rate or rates prescribed therefor in such Securities or in this Indenture, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under
Section 7.7.

         If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the monies adjudged or deemed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

         If an Event of Default occurs and is continuing or if an acceleration has occurred, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Securityholders by such appropriate judicial proceedings as the Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

         Section 6.4    Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (a) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7) and of the Securityholders allowed in such judicial proceeding; and

                  (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 7.7.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Securityholder thereof or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         Section 6.5 Trustee May Enforce Claims Without Possession of the Securities.

         All rights of action and claims under this Indenture or Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Securityholder in respect of which such judgment has been recovered.

         Section 6.6    Application of Money Collected.

         Any money collected by the Trustee pursuant to this Article VII shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

         First: To the Trustee, the payment of all amounts due the Trustee under Section 7.7; and

         Second: Subject to Section 4.7, to the Securityholder, the payment of the amounts then due and unpaid for principal of and interest (including default interest) on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and interest, respectively; and

         Third:   To the Company.

         Section 6.7    Limitation on Suits.

         Subject to Section 6.8, no Securityholder may institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, except in the case of the failure of the Trustee, for 60 days, to act after it has received a written request to institute proceedings in respect of an Event of Default from the Securityholders of not less than 25% in principal amount of the outstanding Securities, as well as an offer of indemnity reasonably satisfactory to it.

         Section 6.8 Unconditional Right of Securityholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture, the Securityholder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Security on the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Securityholder.

         Section 6.9    Restoration of Rights and Remedies.

         If the Trustee or any Securityholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Securityholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Securityholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Securityholders shall continue as though no such proceeding had been instituted.

         Section 6.10   Rights and Remedies Cumulative.

         Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in Section 2.7, no right or remedy herein conferred upon or reserved to the Trustee or to the Securityholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

         Section 6.11   Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Securityholder to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or an acquiescence therein. Every right and remedy given by this Article VI or by law to the Trustee or to the Securityholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Securityholders, as the case may be.

         Section 6.12   Control by Securityholders.

         Securityholders of not less than a majority in principal amount of the outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities provided that the Trustee may refuse to follow any direction that:

                  (a)   is conflict with any law or with this Indenture; and

                  (b) that the Trustee determines in good faith may involve the Trustee in personal liability or be unduly prejudicial to Securityholders.

         Section 6.13   Waiver of Past Defaults.

         The Securityholders of a majority in aggregate principal amount of the outstanding Securities may waive on behalf of all the Securityholders any Default with respect to such Securities and its consequences, except a Default with respect to any provision requiring supermajority approval to amend, which Default may only be waived by such a supermajority with respect to such Securities, and except a Default in the payment of principal of or interest on any Security not yet cured or a Default with respect to any covenant or provision which cannot be modified or amended without the consent of the Securityholder of each outstanding Security, provided, however, that Securityholders of a majority or a supermajority (as the case may be) in aggregate principal amount of the Securities may rescind an acceleration and its consequences including any payment default that resulted from such acceleration only pursuant to Section 6.2. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         Section 6.14   Undertaking for Costs.

         All parties to this Indenture agree, and each Securityholder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Securityholder, or group of Securityholder, holding in the aggregate more than 10% in principal amount of the outstanding Securities, or to any suit instituted by any Securityholder for the enforcement of the payment of the principal of or interest on any Security on or after the Stated Maturity or Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption
Date).

                                  ARTICLE VII.
                                     TRUSTEE

                  Section 7.1 Duties of Trustee.

                           (a) If an Event of Default has occurred and has not
                  been properly waived or rescinded, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                           (b) Except during the continuance of an Event of
                  Default that has occurred and that has not been properly waived or rescinded:

                           (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others;

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon Officers' Certificates or Opinions of Counsel furnished to the Trustee and conforming to the requirements of this Indenture; however, in the case of any such Officers' Certificates or Opinions of Counsel which by any provisions hereof are specifically required to be furnished to the Trustee, the Trustee shall examine such Officers' Certificates and Opinions of Counsel to determine whether or not they conform to the requirements of this Indenture.

                           (c) The Trustee may not be relieved from liability
                  for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                           (i) this paragraph does not limit the effect of paragraph (b) of this Section 7.1;

                           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it with respect to the Securities in good faith in accordance with the direction of the Securityholders of a majority in principal amount of the outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities.

                           (d) Every provision of this Indenture that in any way
                  relates to the Trustee is subject to paragraphs (a), (b) and
                  (c) of this Section.

                           (e) Subject to the provisions of this Article and the
                  rest of this Indenture relating to the duties of the Trustee, the Trustee will be under no obligation to exercise any of its rights or powers under this Indenture at the request, order or direction of any of the Securityholders, unless such Securityholders have offered to the Trustee reasonable security or indemnity against the cost, expenses and liabilities which might be incurred by it in compliance with such request, order or direction.

                           (f) The Trustee shall not be liable for interest on
                  any money received by it except as the Trustee may agree in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

                           (g) No provision of this Indenture shall require the
                  Trustee to risk its own funds or otherwise incur any financial liability in the performance of any of its duties, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it.

                           (h) Unless an Affiliate of the Company, the Paying
                  Agent, the Registrar and any authenticating agent shall be entitled to the protections, immunities and standard of care as are set forth in paragraphs (a), (b) and (c) of this Section and Section 7.2 with respect to the Trustee.

                           (i) Whenever in the administration of this Indenture
                  the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate.

                  Section 7.2 Rights of Trustee.

                           (a) The Trustee may rely on and shall be protected in
                  acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

                           (b) Before the Trustee acts or refrains from acting,
                  it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such Officers' Certificate or Opinion of Counsel.

                           (c) The Trustee may act through agents and shall not
                  be responsible for the misconduct or negligence of any agent appointed with due care.

                           (d) The Trustee shall not be liable for any action it
                  takes or omits to take in good faith which action or inaction it believes to be authorized or within its rights or powers.

                           (e) The Trustee may consult with counsel and the
                  advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon.

                           (f) The Trustee shall not be bound to make any
                  investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, notice, request, direction, consent, order, bond, debenture, or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit.

                           (g) The Trustee shall not be required to give any
                  bond or surety in respect of the performance of its powers and duties hereunder.

                           (h) The permissive rights of the Trustee to do things
                  enumerated in this Indenture shall not be construed as duties.

                           (i) The Trustee shall not be charged with knowledge
                  of any Default or Event of Default or of the identity of any Subsidiary unless either (i) a Responsible Officer shall have actual knowledge thereof or (ii) the Trustee shall have received written notice thereof from the Company or any Securityholder.

                  Section 7.3 Individual Rights of Trustee.

                  The Trustee in its individual or any other capacity may become the owner or pledgee of the Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee is also subject to Sections
7.10 and 7.11.

                  Section 7.4 Trustee's Disclaimer.

                  The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in this Indenture or the Securities other than its certificate of authentication.

                  Section 7.5 Notice of Defaults.

                  If a Default or Event of Default occurs and is continuing with respect to the Securities and if it is known to a Responsible Officer of the Trustee, the Trustee shall mail to each Securityholder notice of a Default or Event of Default within 90 days after it occurs, unless such Default or Event of Default has been cured or waived. Except in the case of a Default or Event of Default in payment of principal of or interest on the Securities or a default in the payment of any mandatory redemption installment in respect of any Security, the Trustee may withhold the notice if and so long as its corporate trust committee or a committee of the Responsible Officers of the Trustee in good faith determines that withholding the notice is in the interests of Securityholder.

                  Section 7.6 Reports by Trustee to Securityholders.

                  Within 60 days after May 15 in each year, the Trustee shall transmit by mail to all Securityholder, as their names and addresses appear on the register kept by the Registrar, a brief report dated as of such date, in accordance with, and to the extent required under, Section 313 of the Trust Indenture Act.

                  A copy of each report at the time of its mailing to Securityholder shall be filed with the SEC and each stock exchange, if any, on which the Securities are listed in accordance with Section 313(d) of the Trust Indenture Act. The Company shall promptly notify the Trustee when the Securities are listed on any stock exchange.

                  Section 7.7 Compensation and Indemnity.

                  The Company shall pay to the Trustee from time to time reasonable compensation for its services in accordance with the Trustee's customary fees for providing such services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable out-of-pocket expenses incurred by it. Such expenses shall include the reasonable compensation and expenses of the Trustee's agents and counsel.

                  The Company shall indemnify the Trustee (including the cost of defending itself) against any loss, liability or expense incurred by it (including in the enforcement of this Section 7.7), except as set forth in the next paragraph, arising out of or in connection with the acceptance or administration of this trust or in the performance of its duties under this Indenture as Trustee or Agent. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend the claim and the Trustee shall cooperate in the defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld. This indemnification shall apply to officers, directors, employees, shareholders and agents of the Trustee.

                  Notwithstanding the foregoing, the Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee or by any officer, director, employee, shareholder or agent of the Trustee through negligence or bad faith.

                  To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that which is held in trust to pay principal and interest on the Securities.

                  When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.1 (e) occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

                  The provisions of this Section 7.7 shall survive the resignation or removal of the Trustee and the termination of this Indenture.

                  Section 7.8 Replacement of Trustee.

                  A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section 7.8.

                  The Trustee may resign by so notifying the Company. The Securityholders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and the Company. The Company may remove the Trustee with respect to the Securities if:

                           (a) The Trustee fails to comply with Section 7.10;

                           (b) The Trustee is adjudged a bankrupt or an
                  insolvent or an order for relief is entered with respect to the Trustee under any Bankruptcy Law;

                           (c) a Custodian or public officer takes charge of the
                  Trustee or its property; or

                           (d) The Trustee becomes incapable of acting.

                  If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. Within one year after the successor Trustee takes office, the Securityholders of a majority in principal amount of the outstanding Securities may appoint a successor Trustee to replace the successor Trustee appointed by the Company.

                  If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Securityholders of at least 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                  If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

                  A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately after that, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee subject to the lien provided for in Section 8.7, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail a notice of its succession to each Securityholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.8, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring trustee with respect to expenses and liabilities incurred by it prior to such replacement.

                  Section 7.9 Successor Trustee by Merger, etc.

                  If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, subject to Section 8.10, the successor corporation without any further act shall be the successor Trustee; provided such entity shall otherwise be eligible under this Article VII.

                  Section 7.10 Eligibility; Disqualification.

                  This Indenture shall always have a Trustee who satisfies the requirements of Trust Indenture Act Sections 310(a)(1), (2) and (5). The Trustee shall always have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with Trust Indenture Act Section 310(b).

                  Section 7.11 Preferential Collection of Claims Against
                               Company.

                  The Trustee is subject to Trust Indenture Act Section 311(a), excluding any creditor relationship listed in Trust Indenture Act Section 311(b). A Trustee who has resigned or been removed shall be subject to Trust Indenture Act Section 31l(a) to the extent indicated.

                  Section 7.12 Paying Agents.

                  The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

                           (a) that it will hold all sums held by it as agent
                  for the payment of principal of or interest on the Securities in trust for the benefit of the Securityholder or the Trustee;

                           (b) that it will at any time during the continuance
                  of an Event of Default, upon written request of the Trustee, deliver to the Trustee all sums held by it in trust together with a full accounting thereof; and

                           (c) that it will give the Trustee written notice
                  within three (3) Business Days of any failure by the Company to pay any installment of principal of or interest on the Securities when the same shall be due and payable.

                                  ARTICLE VIII.
                     SATISFACTION AND DISCHARGE; DEFEASANCE

                  Section 8.1 Satisfaction and Discharge of Indenture.

                  This Indenture shall (upon Company Order) cease to be of further effect (except as hereinafter provided in this Section 8.1), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging such satisfaction and discharge of this Indenture, when:

                           (a) either:

                                    (i) all the Securities theretofore
                                    authenticated and delivered (other than the Securities that have been destroyed, lost or stolen and that have been replaced or paid) have been delivered to the Trustee for cancellation; or

                                    (ii) all such Securities not theretofore delivered to the Trustee for cancellation:

                                             (1) have become due and payable; or

                                             (2) will become due and payable at
                                             their Stated Maturity within one
                                             year; or

                                             (3) will be called for redemption
                                             within one year under arrangements
                                             satisfactory to the Trustee for the
                                             giving of notice of redemption by
                                             the Trustee in the name, and at the
                                             expense, of the Company; or

                                             (4) are deemed paid and discharged
                                             pursuant to Section 8.3, as
                                             applicable;

                                    and the Company, in the case of (1), (2) or
                                    (3) above, has deposited or caused to be deposited (in U.S. legal tender or U.S. Government Obligations or a combination thereof) with the Trustee as trust funds in trust an amount sufficient for the purpose of paying and discharging the entire Indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Securities which have become due and payable on or prior to the date of such deposit) or to the Stated Maturity or Redemption Date, as the case may be;

                           (b) the Company has paid or caused to be paid all
                  other sums payable hereunder by the Company; and

                           (c) the Company has delivered to the Trustee an
                  Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 7.7, and, if money shall have been deposited with the Trustee pursuant to clause (a) of this Section 8.1, the provisions of Sections 2.3, 2.6, 2.7, 2.10, 7.1, 8.1, 8.2 and 8.5 shall survive.

                  Section 8.2 Application of Trust Funds; Indemnification.

                           (a) Subject to the provisions of Section 8.5, all
                  money and U.S. Government Obligations deposited with the Trustee pursuant to Section 8.1, 8.3 or 8.4 and all money received by the Trustee in respect of U.S. Government Obligations deposited with the Trustee pursuant to Section 8.1, 8.3 or 8.4, shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and interest for whose payment such money has been deposited with or received by the Trustee or to make analogous payments as contemplated by Section 8.3 or 8.4.

                           (b) The Company shall pay and shall indemnify the
                  Trustee against any tax, fee or other charge imposed on or assessed against U.S. Government Obligations deposited pursuant to Section 8.1, 8.3 or 8.4 or the interest and principal received in respect of such obligations other than any tax, fee or other charge payable by or on behalf of Securityholders.

                           (c) The Trustee shall deliver or pay to the Company
                  from time to time upon Company Request any U.S. Government Obligations or money held by it as provided in Section 8.1,
                  8.3 or 8.4 which, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Trustee, are then in excess of the amount thereof which then would have been required to be deposited for the purpose for which such U.S. Government Obligations or money were deposited or received. This provision shall not authorize the sale by the Trustee of any U.S. Government Obligations held under this Indenture.

                  Section 8.3 Legal Defeasance of the Securities.

                  The Company shall be deemed to have paid and discharged the entire Indebtedness on all the outstanding Securities on the 91st day after the date of the deposit referred to below, and the provisions of this Indenture, as it relates to such outstanding Securities, shall no longer be in effect (and the Trustee, at the expense of the Company, shall, at Company Request, execute proper instruments acknowledging the same), except as to:

                           (a) the rights of Securityholders to receive, from
                  the trust funds described below, payment of the principal of and each installment of principal of and interest on the outstanding Securities on the Stated Maturity of such principal or installment of principal or interest on the day on which such payments are due and payable in accordance with the terms of this Indenture and the Securities;

                           (b) the provisions of Sections 2.4, 2.6, 2.7, 2.10,
                  4.5 and this Article VIII; and

                           (c) the rights, powers, trust and immunities of the
                  Trustee hereunder;

                  provided that, the following conditions shall have been satisfied:

                                    (i) the Company must irrevocably deposit with the Trustee, in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Securityholders, U.S. legal tender or U.S. Government Obligations, or any combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the entire principal of and interest (including default interest) on such Securities at Maturity and on each payment date or on the Redemption Date of such principal or installment of principal of (or interest on) the Securities in accordance with the terms of this Indenture and the Securities;

                                    (ii) the Company shall have delivered to the Trustee an Opinion of Counsel in the United States reasonably acceptable to Trustee confirming that (A) the Company has received from, or there has been published by the Internal Revenue Service, a ruling or (B) since the date of this Indenture, there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such opinion of counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such legal defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such legal defeasance had not occurred;

                                    (iii) no Default or Event of Default shall have occurred with respect to such Securities and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                                    (iv) such legal defeasance shall not result in a breach or violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                                    (v) the Company shall have delivered to the Trustee an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Securityholders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                                    (vi) the Company shall have delivered to the Trustee an Officers' Certificate stating that the conditions precedent provided for have been complied with.

                  Section 8.4 Covenant Defeasance.

                  On and after the 91st day after the date of the deposit referred to in subparagraph 8.4(a), the Company may omit to comply with any term, provision or condition set forth under Sections 4.2, 4.3, and 4.4 and
Article V (and the failure to comply with any such covenants shall not constitute a Default or Event of Default under Section 6.1) with respect to the Securities, provided that the following conditions shall have been satisfied:

                           (a) the Company must irrevocably deposit with the
                  Trustee, in trust, for the benefit of the Securityholders, U.S. legal tender or U.S. Government Obligations, or any combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay the principal of and interest on such Securities at Maturity and on each payment date or on the Redemption Date of such principal or installment of principal of (or interest on) the Securities in accordance with the terms of this Indenture and the Securities;

                           (b) the Company shall have delivered to the Trustee
                  an Opinion of Counsel in the United States reasonably acceptable to such Trustee confirming that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of the defeasance contemplated by this
                  Section 8.4 and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                           (c) no Default or Event of Default shall have
                  occurred with respect to such Securities and be continuing on the date of such deposit or insofar as Events of Default from bankruptcy or insolvency events are concerned, at any time in the period ending on the 91st day after the date of deposit;

                           (d) such defeasance shall not result in a breach or
                  violation of, or constitute a default under this Indenture or any other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound;

                           (e) the Company shall have delivered to the Trustee
                  an Officers' Certificate stating that the deposit was not made by the Company with the intent of preferring the Securityholders over any other creditors of the Company or with the intent of defeating, hindering, delaying or defrauding any other creditors of the Company or others; and

                           (f) the Company shall have delivered to the Trustee
                  an Officers' Certificate stating that the conditions precedent provided for have been complied with.

                  Section 8.5 Repayment to Company.

                  The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal and interest that remains unclaimed for two years. After that, Securityholder entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 8.6 Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with this Article VIII by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article VIII until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with this
Article VIII; provided that if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Securityholders to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE IX.
                           AMENDMENTS AND SUPPLEMENTS

                  Section 9.1 Without Consent of Securityholders.

                  The Company, when authorized by Board Resolution, and the Trustee may amend or supplement this Indenture or the Securities without the consent of any Securityholder:

                           (a) to cure any ambiguity, defect or inconsistency;

                           (b) to evidence the succession of another Person to
                  the Company as obligor under this Indenture;

                           (c) to permit or facilitate the issuance of the
                  Securities in uncertificated form;

                           (d) to make any change that does not adversely affect
                  the rights of any Securityholder;

                           (e) to provide for the issuance of and establish the
                  form and terms and conditions of the Securities as permitted by this Indenture;

                           (f) to add to the covenants of the Company or to add
                  Events of Default for the benefit of Securityholder or to surrender any right or power conferred upon the Company in this Indenture;

                           (g) to evidence and provide for the acceptance of
                  appointment by a successor Trustee or facilitate the administration of the trusts under this Indenture by more than one Trustee;

                           (h) to provide for guarantors or collateral for the
                  Securities; or

                           (i) to comply with requirements of the SEC in order
                  to effect or maintain the qualification of this Indenture under the Trust Indenture Act.

                  Section 9.2 With Consent of Securityholders.

                  Except as provided elsewhere in this Article IX, the Company, when authorized by Board Resolution, and the Trustee may enter into a supplemental indenture with the written consent of the Securityholders of not less than a majority in aggregate principal amount of the outstanding Securities affected by such supplemental indenture (including consents obtained in connection with a tender offer or exchange offer for the Securities) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Securityholder. Except as provided in
Section 6.13, the Securityholders of at least a majority in principal amount of the outstanding Securities affected by such waiver by notice to the Trustee (including consents obtained in connection with a tender offer or exchange offer for the Securities) may waive compliance by the Company with any provision of this Indenture or the Securities.

                  It shall not be necessary for the consent of the Securityholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture or waiver, but it shall be sufficient if such consent approves the substance thereof. After a supplemental indenture or waiver under this Section 9.2 becomes effective, the Company shall mail to the Securityholders affected thereby a notice briefly describing the supplemental indenture or waiver. Any failure by the Company to mail or publish such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture or waiver.

                  Section 9.3 Limitations.

                  Without the consent of each Securityholder affected, an amendment or waiver may not:

                           (a) change the Stated Maturity of the principal of,
                  or any installment of interest on, any Security;

                           (b) reduce the principal amount of or interest on any
                  Security;

                           (c) change the place of payment, or the coin or
                  currency, for the payment of principal of or interest on any Security;

                           (d) impair the right to institute suit for the
                  enforcement of any payment on or with respect to any Security;

                           (e) waive a default in the payment of principal of or
                  interest on the Securities (except a rescission of acceleration of the Securities and a waiver of the payment default that resulted from such acceleration pursuant to
                  Section 6.2); or

                           (f) reduce the percentages of outstanding Securities
                  necessary to modify or amend this Indenture or to waive compliance with Section 6.8, 6.13 or this 9.3.

                  Section 9.4 Compliance with Trust Indenture Act.

                  Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture hereto that complies with the Trust Indenture Act as then in effect.

                  Section 9.5 Revocation and Effect of Consents.

                  Until an amendment, supplement or waiver becomes effective, a consent to it by a Securityholder is a continuing consent by the Securityholder and every subsequent Securityholder or portion of a Security that evidences the same debt as the consenting Securityholder's Security, even if notation of the consent is not made on any Security. However, any such Securityholder or subsequent Securityholder may revoke the consent as to his Security or portion of a Security if the Trustee receives the notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Securityholders of the requisite principal amount of the Securities have consented (and not theretofore revoked such consent) to the amendment, supplement or waiver.

                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to consent to any amendment, supplement or waiver, which record date shall be the date so fixed by the Company, notwithstanding the provisions of the Trust Indenture Act. If a record date is fixed, then notwithstanding the last sentence of the immediately preceding paragraph, those Persons who were Securityholders at such record date, and only those Persons (or their duly designated proxies), shall be entitled to revoke any consent previously given (up to the time such consent becomes non-revocable in accordance with such sentence), whether or not such Persons continue to be Securityholders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Securityholders has been obtained.

                  Any amendment or waiver once effective shall bind every Securityholder affected by such amendment or waiver unless it is of the type described in Section 9.3. In that case, the amendment or waiver shall bind each Securityholder who has consented to it and every subsequent Securityholder or portion of a Security that evidences the same debt as the consenting Securityholder's Security.

                  Section 9.6 Notation on or Exchange of Securities.

                  The Trustee shall place an appropriate notation about an amendment or waiver on any Security thereafter authenticated, upon the request by the Trustee that the Securityholder of such Security deliver such Security to the Trustee therefor. The Company in exchange for the Securities may issue and the Trustee shall authenticate upon request new Securities that reflect the amendment or waiver. Any failure to make any appropriate notation or to issue a new Security shall not affect the validity of such amendment or waiver.

                  Section 9.7 Trustee Protected.

                  In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Opinion of Counsel complying with Section 10.4(b) and stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee shall sign all supplemental indentures, except that the Trustee need not sign any supplemental indenture that adversely affects its rights.

                                   ARTICLE X.
                                  MISCELLANEOUS

                  Section 10.1 Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies, or conflicts with another provision which is required or deemed to be included in this Indenture by the Trust Indenture Act, such required or deemed provision shall control.

                  Section 10.2 Notices.

                  Any notice or communication by the Company or the Trustee to the other is duly given if in writing and delivered in person or mailed by first-class mail:

                  if to the Company:

                           Lexington Corporate Properties Trust
                           355 Lexington Avenue, 14th Floor
                           New York, New York 10017
                           Attention: T. Wilson Eglin

                  if to the Trustee:

                           The Chase Manhattan Bank
                           450 West 33rd Street
                           New York, New York 10001
                           Attention:  Institutional Trust Services

                  The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept by the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholder.

                  If a notice or communication is mailed or published in the manner provided above, within the time prescribed, it shall be deemed duly given, whether or not the Securityholder receives it, on the third day after the record date.

                  If the Company mails a notice or communication to Securityholder, it shall mail a copy to the Trustee and each Agent at the same time.

                  Section 10.3 Communication by Securityholders with Other
                               Securityholders.

                  Securityholder may communicate pursuant to Trust Indenture Act
Section 312(b) with other Securityholder with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of Trust Indenture Act Section 312(c).

                  Section 10.4 Certificate and Opinion as to Conditions
                               Precedent.

                  Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the
Trustee:

                           (a) an Officers' Certificate stating that, in the
                  opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

                           (b) an Opinion of Counsel stating that, in the
                  opinion of such counsel, all such conditions precedent have been complied with.

                  Section 10.5 Statements Required in Certificate or Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture (other than a certificate provided pursuant to Trust Indenture Act 314 Section(a)(4)) shall comply with the provisions of Trust Indenture Act Section 314(e) and shall include:

                           (a) a statement that the person making such
                  certificate or opinion has read such covenant or condition;

                           (b) a brief statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (c) a statement that, in the opinion of such person,
                  he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (d) a statement as to whether or not, in the opinion
                  of such person, such condition or covenant has been complied with.

                  Section 10.6 Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or a meeting of Securityholders. Any Agent may make reasonable rules and set reasonable requirements for its functions.

                  Section 10.7 Legal Holidays.

                  Unless otherwise provided by Board Resolution, Officers' Certificate or supplemental indenture, a "Legal Holiday" is any day that is not a Business Day. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue with respect to such payment for the intervening period.

                  Section 10.8 No Recourse Against Others.

                  No recourse for the payment of the principal of or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in this Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any incorporator, partner, stockholder, officer, director, employee or controlling Person of the Company or any successor Person thereof, except as an obligor of the Securities pursuant to this Indenture. Each Securityholder, by accepting the Securities, waives and releases all such liability.

                  Section 10.9 Counterparts.

                  This Indenture may be executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument. A facsimile, telecopy or other reproduction of this Indenture may be executed by one or more parties hereto, and an executed copy of this Indenture may be delivered by one or more parties hereto by facsimile or similar instantaneous electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes as of the date first written above. At the request of any party hereto, all parties hereto agree to execute an original of this Indenture as well as any facsimile, telecopy or other reproduction hereof.

                  Section 10.10 Governing Laws.

                  THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B). THE COMPANY HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK OR ANY FEDERAL COURT SITTING IN THE BOROUGH OF MANHATTAN IN THE CITY OF NEW YORK IN RESPECT OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE AND THE SECURITIES, AND IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, JURISDICTION OF THE AFORESAID COURTS. THE COMPANY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT IT MAY EFFECTIVELY DO SO UNDER APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT AND ANY CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE TRUSTEE OR ANY SECURITYHOLDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

                  Section 10.11 No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or a Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                  Section 10.12 Successors.

                  All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

                  Section 10.13 Severability.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                  Section 10.14 Table of Contents, Headings, Etc.

                  The Table of Contents, reconciliation between the Trust Indenture Act, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.




                           LEXINGTON CORPORATE PROPERTIES TRUST

                           By:
                              --------------------------------------------------

                           Name:
                                ------------------------------------------------

                           Title:
                                 -----------------------------------------------





                           THE CHASE MANHATTAN BANK,
                           as Trustee

                           By:
                              --------------------------------------------------

                           Name:
                                ------------------------------------------------

                           Title:
                                 -----------------------------------------------

                                    EXHIBIT A



                  8.5% SENIOR SUBORDINATED DEBENTURES DUE     ,2009

                       CUSIP No.  ___________

No._ [$___________]

                  Lexington Corporate Properties Trust, a Maryland statutory real estate investment trust (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), for value received, hereby promises to pay to __________________, or registered assigns, the principal sum of [$____________], on _____________. This Security is one of the 8.5% Senior Subordinated Debentures due ____, 2009 referred to in such Indenture (hereinafter referred to collectively as the "Securities.")

                  Interest Payment Dates:   _______ and ___________

                  Record Dates:   _______ and ___________

                  Reference is made to the further provisions of this Security on the reverse side, which will, for all purposes, have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this Instrument to be duly executed. Dated: _____ __, 2001.



                                            LEXINGTON CORPORATE PROPERTIES TRUST

                                            By: ________________________________
                                            Name: ______________________________
                                            Title: _____________________________

Attest:

By: __________________________

Name: ________________________

Title: _______________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities designated therein referred to in the within-mentioned Indenture.

                  THE CHASE MANHATTAN BANK,
                                    as Trustee

                      By: ___________________________________
                           Authorized Officer

                      LEXINGTON CORPORATE PROPERTIES TRUST

               8.5% Senior Subordinated Debentures due ____, 2009

                  Section 1 Interest.

                  Lexington Corporate Properties Trust, a Maryland real estate investment trust (hereinafter called the "Company," which term includes any successors under the Indenture hereinafter referred to), promises to pay interest on the principal amount of this Security at the rate of 8.5% per annum from _______, 2001 (the "Closing Date") until maturity.

                  The Company will pay interest semi-annually on June 15 and December 15 of each year (each, an "Interest Payment Date"), commencing _____________. Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid on the Securities, from ______ __, ____. Interest will be paid on a day-to-day basis, based upon a 365 day year and actual days elapsed, from the Closing Date. Interest will be paid semi-annually in cash in arrears.

                  Interest on overdue principal and, to the extent permitted by law, on overdue installments of interest will accrue, until such principal and overdue interest are paid or duly provided for, at the rate of ___% per annum.

                  Section 2 Method of Payment.

                  The Company shall pay interest on the Securities to the Persons who are the registered Securityholders at the close of business on the Record Date immediately preceding the Interest Payment Date. Securityholders must surrender the Securities to a Paying Agent to collect principal payments. Principal of and interest on the Securities will be payable in United States dollars at the office or agency of the Company maintained for such purpose, in the Borough of Manhattan, The City of New York or at the option of the Company, payment of interest may be made by check mailed to the Securityholders at the addresses set forth upon the registry books of the Company.

                  Section 3 Paying Agent and Registrar.

                  Initially, the Trustee will act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-Registrar without notice to the Securityholders. The Company or any of its Subsidiaries may, subject to certain exceptions, act as Paying Agent, Registrar or co-Registrar.

                  Section 4 Indenture.

                  The Company issued the Securities under an Indenture, dated as of _______ __, 2001 (the "Indenture"), between the Company and the Trustee. Capitalized terms herein are used as defined in the Indenture unless otherwise defined herein. The Indenture is available for inspection at the Corporate Trust Office and a copy may obtained upon the written request of any Securityholder, at such Securityholder's sole cost and expense, to such address and to the attention of Institutional Trust Services. The Securities are limited in aggregate principal amount to $20.0 million, subject to waiver by the Company. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act, as in effect on the date of the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and said Act for a statement of them. The Securities are subordinated, general and unsecured obligations of the Company. Each Securityholder, by accepting the same, (a) agrees to and shall be bound by the provisions of the Indenture and (b) authorizes and directs the Trustee on his behalf to take such action as may be provided in the Indenture.

                  Section 5 Redemption.

                  The Securities may be redeemed at any time at the option of the Company in whole or from time to time in part, at a redemption price equal to the sum of the principal amount of the Securities being redeemed plus accrued interest thereon to the Redemption Date (the "Redemption Price").

                  In the event that the Company (or any Subsidiary), in a transaction which causes the Company to recognize gain for federal income tax purposes, (a) sells or otherwise disposes of any Property owned by any of the Net Partnerships immediately prior to the Consolidation and realizes net cash proceeds in excess of (i) the amount required to repay mortgage Indebtedness (outstanding immediately prior to the Consolidation) secured by such Property or otherwise required to be applied to the reduction of Indebtedness of the Company and (ii) the costs incurred by the Company in connection with such sale or other disposition or (b) refinances (whether at maturity or otherwise) any Indebtedness secured by any Property and realizes net cash proceeds in excess of
(i) the amount of Indebtedness secured by such Property at the time of the Consolidation, calculated prior to any repayment or other reduction in the amount of such Indebtedness in the Consolidation, and (ii) the costs incurred by the Company in connection with such refinancing (in either case, the "Net Cash Proceeds"), the Company shall be required within 90 days of the receipt of the total Net Cash Proceeds to redeem at the Redemption Price an aggregate amount of principal of the Securities which were issued to the Persons who were Limited Partners of such Net Partnerships immediately prior to the Consolidation equal to 80% of such Net Cash Proceeds.

                  Any such redemption will comply with Article III of the Indenture.

                  Section 6 Notice of Redemption.

                  Notice of redemption will be sent by first class mail, at least 30 days and not more than 60 days prior to the Redemption Date to the Securityholder to be redeemed at such Securityholder's last address as then shown upon the registry books of the Registrar. Except as set forth in the Indenture, from and after any Redemption Date, if monies for the redemption of the Securities called for redemption shall have been deposited with the Paying Agent on such Redemption Date, the Securities called for redemption will cease to bear interest and the only right of the Securityholders will be to receive payment of the Redemption Price.

                  Section 7 Transfer and Exchange.

                  A Securityholder may register the transfer of, or exchange the Securities in accordance with, the Indenture. The Registrar may require a Securityholder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities (a) selected for redemption except the unredeemed portion of any Security being redeemed in part or (b) for a period beginning 15 Business Days before the mailing of a notice of an offer to repurchase or redemption and ending at the close of business on the day of such mailing.

                  Section 8 Persons Deemed Owners.

                  The registered Securityholder may be treated as the owner of it for all purposes.

                  Section 9 Unclaimed Money.

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee and the Paying Agent(s) will pay the money back to the Company at its request. After that, all liability of the Trustee and such Paying Agent(s) with respect to such money shall cease, and Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person.

                  Section 10 Discharge Prior to Redemption or Maturity.

                  As set forth in the Indenture, if the Company irrevocably deposits with the Trustee, in trust, for the benefit of the Securityholders, U.S. legal tender, U.S. Government Obligations or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of and interest on such Securities on the stated date for payment thereof or on the Redemption Date of such principal or installment of principal of or interest on such Securities, the Company will be discharged from certain provisions of the Indenture and the Securities (including the covenant described in Section 11, but excluding its obligation to pay the principal of and interest on the Securities). Upon satisfaction of certain additional conditions set forth in the Indenture, the Company may elect to have its obligations discharged with respect to outstanding Securities.

                  Section 11 Amendment; Supplement; Waiver.

                  The Company and the Trustee may amend the Indenture or enter into a supplemental indenture without the consent of the Securityholders for certain limited purposes including, among other things, to cure any ambiguity, defect or inconsistency, or to make any other change that does not adversely affect the rights of any Securityholder. Subject to certain exceptions, the Indenture or the Securities may be amended or supplemented with the written consent of the Securityholders of at least a majority in aggregate principal amount of the outstanding Securities of each Series affected by such amendment or supplement, and any existing Default or Event of Default with respect to a Series or compliance with any provision with respect to a Series may be waived with the consent of the Securityholders of a majority in aggregate principal amount of the outstanding Securities of such Series.

                  Section 12 Limitation on Incurrence of Indebtedness.

                  Section 13 Successor.

                  When a successor assumes all the obligations of its predecessor under the Securities and the Indenture, the predecessor will be released from those obligations.

                  Section 14 Defaults and Remedies.

                  If an Event of Default with respect to the Securities occurs and is continuing (other than an Event of Default relating to bankruptcy, insolvency or reorganization of the Company), then either the Trustee or the Securityholders of a majority in aggregate principal amount of the Securities then outstanding may declare all the Securities to be due and payable immediately in the manner and with the effect provided in the Indenture. Securityholders may not enforce the Indenture or the Securities, except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Securityholders of a majority in principal amount of the outstanding Securities may direct the Trustee in its exercise of any trust or power with respect to such Securities. The Trustee may withhold from Securityholders notice of any continuing Default or Event of Default (except a Default in payment of principal or interest) if it determines that withholding notice is in their interest.

                  Section 15 Trustee and Agent Dealings with Company.

                  The Trustee and each Agent under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any of its Subsidiaries or any of their respective Affiliates, and may otherwise deal with such Persons as if it were not the Trustee or such Agent.

                  Section 16 No Recourse Against Others.

                  No recourse for the payment of the principal of or interest on the Securities or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company in the Indenture, or in the Securities or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder of the Company or of any successor Person thereof, except as an obligor of the Securities pursuant to the Indenture. Each Securityholder, by accepting the Securities, waives and releases all such liability.

                  Section 17 Authentication.

                  This Security shall not be valid until the Trustee or authenticating agent signs the certificate of authentication on the other side of this Security.

                  Section 18 Abbreviations and Defined Terms.

                  Customary abbreviations may be used in the name of a Securityholder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties),

JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

                  Section 19 CUSIP Numbers.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company will cause CUSIP numbers to be printed on the Securities as a convenience to the Securityholders. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed hereon.

                  Section 20 Governing Law.

                  THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAWS AND RULES 327(B).

[FORM OF ASSIGNMENT]

I or we assign this Security to_________________________________________________
                          (Print or type name, address and zip code of assignee)

Please insert Social Security or other identifying number of assignee and irrevocably appoint ________________ agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Dated: __________________ Signed:



         _____________________________________________
         (Sign exactly as name appears on the
         other side of this Security)

         Signature Guarantee*

         _____________________________________________

                  NOTICE: The Signature must be guaranteed by an Institution which is a member of one of the following recognized signature Guarantee
Programs: (i) the Securities Transfer Agent Medallion Program (STAMP); (ii) The New York Stock Exchange Medallion Program (MNSP); (iii) The Stock Exchange Medallion Program (SEMP); or (iv) in such other guarantee program acceptable to the Trustee.